UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 31, 2004

DELPHAX TECHNOLOGIES INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-10691	41-1392000

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 Whitewater Drive
Minnetonka, Minnesota		55343-9420

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(952) 939-9000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Letter of Ernst & Young LLP

     Items 1.01, 1.02, 1.03, 2.01, 2.02, 2.03, 2.04, 2.05, 2.06, 3.01, 3.02, 3.03, 4.02, 5.01, 5.02, 5.03, 5.04, 5.05, 7.01 and 8.01 are not applicable and therefore omitted.

ITEM 4.01 Changes in Registrant’s Certifying Accountant

     (a) On August 31, 2004, Ernst & Young LLP (“Ernst & Young”) resigned as the independent public accountants for Delphax Technologies, Inc. (the “Company”). The Company’s Audit Committee has accepted Ernst & Young’s resignation. Ernst & Young performed audits of the Company’s consolidated financial statements for the years ended September 30, 2003 and 2002. Except as described below, Ernst & Young’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     Ernst & Young’s report dated November 14, 2003 (the “report”) on the Company’s financial statements was included in the Company’s Form 10-K for the fiscal year ended September 30, 2003 (the 2003 Form 10-K”). The Company filed the 2003 Form 10-K on January 13, 2004. Ernst & Young’s report contained a modification as to uncertainty about the Company’s ability to continue as a going concern. On February 25, 2004, the Company filed Amendment No. 1 to the 2003 Form 10-K (the “Amended 10-K”) which disclosed, among other things, the Company’s new financing arrangements including a new bank credit agreement and the issuance of $3.0 million in subordinated notes. The Amended 10-K included a report by Ernst & Young on the Company’s financial statements that noted that the conditions that raised substantial doubt about the Company’s ability to continue as a going concern no longer exist.

     In connection with the audits of the Company’s financial statements for each of the two years ended September 30, 2003, and through August 31, 2004, the effective date of Ernst & Young’s resignation, there have been no disagreements between the Company and Ernst & Young on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of such disagreements in connection with its report.

     The Company requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young agreed with the statements made by the Company set forth above, and if not, stating the respects in which Ernst & Young did not agree. The Company provided Ernst & Young with a copy of the foregoing disclosures. Ernst & Young has furnished a letter addressed to the SEC dated September 3, 2004, stating that it agrees with the above statements, a copy of which is attached hereto as Exhibit 16.1.

     (b) In accordance with the terms of the Company’s Audit Committee Charter, the Audit Committee has commenced a search to select the Company’s new independent auditor.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     The following is filed as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
16.1	Letter of Ernst & Young LLP

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DELPHAX TECHNOLOGIES INC.
By /s/ Jeffrey S. Mathiesen
Name:	Jeffrey S. Mathiesen
Title:	Vice President and Chief Financial Officer

Dated: September 3, 2004